Exhibit 99.2
EXECUTION COPY
AMENDMENT NO. 1
Dated as of March 26, 2007
to
CREDIT AGREEMENT
Dated as of July 24, 2006
          THIS AMENDMENT NO. 1 (“Amendment”) is made as of March 26, 2007 (the “Effective Date”) by and among Mylan Laboratories, Inc., a Pennsylvania corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of July 24, 2006 by and among the Borrower, the Lenders and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
          WHEREAS, the Borrower has requested that certain modifications be made to the Credit Agreement;
          WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to the following amendments to the Credit Agreement.
          1. Amendments to Credit Agreement. Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
          (a) Section 1.01 of the Credit Agreement is hereby amended to delete “and” immediately preceding clause (ix) of the definition of “Consolidated EBITDA” set forth in such Section 1.01 and substitute “,” in lieu thereof and insert a new clause (x) immediately following clause (ix) as follows (and redesignating the existing clauses (x) and (xi) as “(xi)” and “(xii)”, respectively):
          and (x) without duplication, income of any non-wholly owned Subsidiaries
          (b) Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “such amount of” immediately preceding the word “Dollars” in clause (ii) of the definition of “Dollar Amount” set forth in such Section 1.01.

          (c) Section 1.01 of the Credit Agreement is hereby amended to insert the following new definition in the appropriate alphabetical order:
     “Material Acquisition” means any acquisition or investment for which the aggregate cash consideration paid or otherwise delivered in connection therewith (including the principal amount of any Indebtedness issued as deferred purchase price) plus the aggregate amount of transaction costs and expenses incurred in connection therewith plus the aggregate principal amount of all Indebtedness or other liabilities otherwise repaid, retired or otherwise satisfied, or incurred or assumed in connection with, or resulting from, such acquisition or investment (including Indebtedness of any acquired Persons outstanding at the time of the applicable acquisition or investment) exceeds $300,000,000, all of the foregoing being subject to Schedule 1.01C.
          (d) Section 1.01 of the Credit Agreement is hereby amended to delete the word “that” contained in the first line of the definition of “Permitted Acquisition” set forth in such Section 1.01 substitute “so long as” in lieu thereof.
          (e) Section 1.01 of the Credit Agreement is hereby amended to insert “(giving effect, if necessary, to the increase in the permitted maximum Consolidated Leverage Ratio in connection with a Material Acquisition set forth in Section 6.07(b) on the date of such Acquisition)” immediately following the reference to “covenants contained in Section 6.07” contained in the definition of “Permitted Acquisition” set forth in such Section 1.01.
          (f) Section 1.01 of the Credit Agreement is hereby amended to restate the definitions of “Senior Note Indenture” and “Senior Notes” in their entirety as follows:
     “Senior Note Indenture” means any Indenture entered into by the Borrower and certain of its Subsidiaries in connection with the issuance of any Senior Notes, together with all instruments and other agreements entered into by the Borrower or such Subsidiaries in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time.
     “Senior Notes” means (i) the 5 3/4% senior unsecured notes due 2010 (the “2010 Notes”) and the 6 3/8% senior unsecured notes due 2015 of the Borrower issued on July 21, 2005 pursuant to a Senior Note Indenture or any supplement thereto, and any notes issued in exchange therefor pursuant to the exchange offer contemplated by the offering memorandum, (ii) the 1.25% senior convertible notes of the Borrower due 2012 issued on March 7, 2007 pursuant to a Senior Note Indenture or any supplement thereto and (iii) any other unsecured debt securities which do not have a final maturity that is earlier than the final maturity of the 2010 Notes or a Weighted Average Life to Maturity that is shorter than the Weighted Average Life to Maturity of the 2010 Notes.
          (g) Section 2.04 of the Credit Agreement is hereby amended to move the “(a)” designating the beginning of clause (a) therein to immediately precede the phrase “each Eurocurrency Borrowing” in the second line thereof.
          (h) Section 2.04 of the Credit Agreement is hereby further amended to delete the reference to “last Business Day of each calendar month” therein and substitute “last Business Day of each calendar quarter” in lieu thereof.
          (i) Section 2.06(b) of the Credit Agreement is hereby amended to insert a new sentence immediately following the first sentence thereof as follows:
     The Issuing Bank shall promptly notify the Administrative Agent of, and the Administrative Agent shall in turn promptly furnish to the Lenders notice of, any such issuance.
          (j) Section 2.20 of the Credit Agreement is hereby amended to insert “(giving effect, if necessary, to the increase in the permitted maximum Consolidated Leverage Ratio in connection with a Material Acquisition set forth in Section 6.07(b) on the date of such Acquisition)” immediately following the reference to “(iii) the Borrower and its Subsidiaries shall be in compliance, calculated on a Pro Forma Basis” contained in such Section 2.20.
          (k) Section 3.01 of the Credit Agreement is hereby amended to restate the third sentence thereof in its entirety as follows:
     “All of the outstanding shares of capital stock and other equity interests, to the extent owned by the Borrower or any Subsidiary, of each Subsidiary are validly issued and outstanding and fully paid and nonassessable and all such shares and other equity interests indicated on Schedule 3.01 as owned by the Borrower or another Subsidiary are owned, beneficially and of record, by the Borrower or any Subsidiary free and clear of all Liens, other than Liens permitted by Section 6.02.”
          (l) Section 5.01 of the Credit Agreement is hereby amended to insert to the following immediately after clause (h) thereof:
     Financial statements and other information required to be delivered pursuant to Sections 5.01(a), 5.01(b) and 5.01(f) shall be deemed to have been delivered if such statements and information shall have been posted by the Borrower on its website or shall have been posted on Intralinks or similar site to which all of the Lenders have been granted access.
          (m) Section 5.06 of the Credit Agreement is amended to restate the first sentence thereof as follows:
     The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with GAAP, if applicable, or (in the case of a Subsidiary that is not a Domestic Subsidiary) other local accounting standards, if applicable, and requirements of applicable law are made of all dealings and transactions in relation to its business and activities.
          (n) Section 6.01(c) of the Credit Agreement is hereby amended to delete the reference to “any Subsidiary this is not a Loan Party” therein and substitute “any Subsidiary that is not a Loan Party” in lieu thereof.

          (o) Section 6.01(n) of the Credit Agreement is hereby amended to insert “(giving effect, if necessary, to the increase in the permitted maximum Consolidated Leverage Ratio in connection with a Material Acquisition set forth in Section 6.07(b) on the date of such Acquisition)” immediately following the reference to “covenants set forth in Section 6.07” contained in such Section 6.01(n).
          (p) Section 6.01 of the Credit Agreement is hereby amended to redesignate clause (q) as clause (r) and to insert a new clause (q) therein as follows:
     (q) Indebtedness of Euro Mylan B.V. (or another European subsidiary of the Borrower designated by the Borrower and reasonably acceptable to the Administrative Agent) under a certain credit and guarantee agreement, dated as of March 26, 2007, by and among the Borrower, Euro Mylan B.V., the lenders party thereto and JPMorgan Chase Bank, National Association as administrative agent thereunder, as amended, restated, supplemented and otherwise modified from time to time; and
          (q) Section 6.01(r) of the Credit Agreement is hereby amended to insert “(giving effect, if necessary, to the increase in the permitted maximum Consolidated Leverage Ratio in connection with a Material Acquisition set forth in Section 6.07(b) on the date of such Acquisition)” immediately following the reference to “the Borrower and the Subsidiaries are in compliance on a Pro Forma Basis” contained in such Section 6.01(r).
          (r) Section 6.03(a) of the Credit Agreement is hereby amended to insert “(it being understood and agreed that a Loan Party shall not be merged with, and shall not dispose all or substantially all of its Property to, a Person organized in a jurisdiction located outside of the United States of America)” at the end of clause (ii) thereof.
          (s) Section 6.04 of the Credit Agreement is hereby amended to insert “(giving effect, if necessary, to the increase in the permitted maximum Consolidated Leverage Ratio in connection with a Material Acquisition set forth in Section 6.07(b) on the date of such Acquisition)” immediately following the reference to “the Borrower and the Subsidiaries are in compliance on a Pro Forma Basis” contained in such Section 6.04.
          (t) Section 6.07(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     (b) Maximum Consolidated Leverage Ratio. The Borrower will not permit the Consolidated Leverage Ratio, determined as of the end of each of its fiscal quarters ending for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter, to be greater than 3.5 to 1.0; provided that if the Borrower has consummated a Material Acquisition and at the end of the fiscal quarter in which such Material Acquisition was consummated (such quarter, the “Trigger Quarter”) the Consolidated Leverage Ratio is (or, if calculated on a Pro Forma Basis, would be) greater than 3.5 to 1.0, then the Consolidated Leverage Ratio may be greater than 3.5 to 1.0 but less than or equal to 4.5 to 1.0 for the Trigger Quarter and for the seven (7) fiscal quarters immediately following the Trigger Quarter (such eight-quarter period, the “Covenant Holiday”); provided, further, that in the event the Borrower consummates another

Material Acquisition during the Covenant Holiday, such subsequent Material Acquisition will not give rise to another Trigger Quarter and Covenant Holiday unless the Borrower’s Consolidated Leverage Ratio prior to such subsequent Material Acquisition shall have been reduced back down to 3.5 to 1.0 or less for at least one fiscal quarter. Notwithstanding anything contained in this Section to the contrary, the Borrower will not permit the Consolidated Leverage Ratio to be greater than 4.0 to 1.0 for the final two (2) fiscal quarters prior to the Term Loan Maturity Date (as defined in that certain Credit and Guarantee Agreement dated as of March 26, 2007 among the Borrower, Euro Mylan B.V., the lenders from time to time party thereto and JPMorgan Chase Bank, National Association as administrative agent, as such agreement may be amended, restated, or otherwise modified from time to time).
          (u) A new Section 6.08 is hereby added to the Credit Agreement immediately following the existing Section 6.07, and such Section 6.08 shall read as follows:
          SECTION 6.08. Restrictive Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to holders of its Equity Interests or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that the foregoing shall not apply to (i) restrictions and conditions imposed by law or by this Agreement, (ii) restrictions and conditions existing on the date hereof (but shall apply to any extension or renewal of, or any amendment or modification, in each case, which expands the scope of, any such restriction or condition), (iii) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary or any of its assets pending such sale, provided such restrictions and conditions apply only to the Subsidiary or assets that is to be sold and such sale is not prohibited hereunder, (iv) customary restrictions and conditions contained in agreements relating to a Permitted Receivables Facility or the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is not prohibited hereunder, (v) agreements binding on a Subsidiary at the time such Subsidiary becomes a Subsidiary of the Borrower, (vi) restrictions set forth in Indebtedness of a Subsidiary that is not a Subsidiary Guarantor which is permitted by this Agreement, (vii) agreements that are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures, (vii) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (viii) customary provisions in leases, subleases, licenses, sublicenses or permits so long as such restrictions relate only to the property subject thereto, (ix) customary provisions in leases restricting the assignment or subletting thereof, (x) customary provisions restricting assignment or transfer of any contract entered into in the ordinary course of business or otherwise permitted hereunder, (xi) restrictions or conditions on Liens set forth in any Indebtedness permitted by this Agreement but solely to the extent any such restrictions or conditions expressly permit Liens for the benefit of the Lenders with respect to credit facilities established under this Agreement and the Obligations under the Loan Documents, and other similar senior credit facilities and related obligations, in each case on a senior basis and (xii) restrictions or conditions set forth in that certain Credit and Guarantee Agreement dated as of March 26, 2007 among the Borrower, Euro Mylan B.V., the lenders from time to time party thereto and JPMorgan Chase Bank, National Association as administrative agent, as such agreement may be amended, restated, or otherwise modified from time to time.
          (v) Schedules 1.01A, 2.03, 3.01, 3.06, 6.01, 6.02 and 6.05 of the Credit Agreement are hereby amended and restated in its entirety as set forth on Exhibit A hereto.
          (w) A new Schedule 1.01C is hereby inserted into the Credit Agreement as set forth on Exhibit B hereto.
          2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and (ii) counterparts of the Consent and Reaffirmation attached hereto as Exhibit C duly executed by the Subsidiary Guarantors.
          3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
          (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
          (b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects as of the date hereof, except where any such representation and warranty is expressly made as of a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects as of any such earlier date.
          4. Reference to and Effect on the Credit Agreement.
          (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
          (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders,

nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
          5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
          6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
          7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[Signature Pages Follow]

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

MYLAN LABORATORIES, INC.,
as the Borrower

By:	/s/ Edward Borkowski

Name: Edward Borkowski
Title: Chief Financial Officer
Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 24, 2006
Mylan Laboratories, Inc.

JPMORGAN CHASE BANK,
NATIONAL ASSOCIATION,
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ Helene Sprung

Name: Helene Sprung
Title: Senior Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 24, 2006
Mylan Laboratories, Inc.

MERRILL LYNCH CAPITAL CORPORATION,
individually as a Lender and as Syndication Agent

By:	/s/ Michael E. O’Brien

Name: Michael E. O’Brien
Title: Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 24, 2006
Mylan Laboratories, Inc.

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY,
individually as a Lender and as Co-Documentation Agent

By:	/s/ Scott Schaffer

Name: Scott Schaffer
Title: Authorized Signatory
Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 24, 2006
Mylan Laboratories, Inc.

CITIBANK, N.A.,
individually as a Lender and as Co-Documentation Agent

By:	/s/ Mark Floyd

Name: Mark Floyd
Title: Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 24, 2006
Mylan Laboratories, Inc.

PNC BANK, NATIONAL ASSOCIATION,
individually as a Lender and as Co-Documentation Agent

By:	/s/ Thomas A. Majeski

Name: Thomas A. Majeski
Title: Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 24, 2006
Mylan Laboratories, Inc.

CITIZENS BANK OF PENNSYLVANIA,
individually as a Lender

By:	/s/ Clifford A. Mull

Name: Clifford A. Mull
Title: Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 24, 2006
Mylan Laboratories, Inc.

THE BANK OF NEW YORK,
individually as a Lender

By:	/s/ John M. Lokay

Name: John M. Lokay, Jr.
Title: Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 24, 2006
Mylan Laboratories, Inc.

NATIONAL CITY BANK,
individually as a Lender

By:	/s/ Susan J. Dimmick

Name: Susan J. Dimmick
Title: Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 24, 2006
Mylan Laboratories, Inc.

SUNTRUST BANK,
individually as a Lender

By:	/s/ Helen C. Hartz

Name: Helen C. Hartz
Title: Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 24, 2006
Mylan Laboratories, Inc.

FIFTH THIRD BANK,
individually as a Lender

By:	/s/ Jim Janovsky

Name: Jim Janovsky
Title: Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 24, 2006
Mylan Laboratories, Inc.

HUNTINGTON NATIONAL BANK,
individually as a Lender

By:	/s/ John M. Luehmann

Name: John M. Luehmann
Title: Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 24, 2006
Mylan Laboratories, Inc.

COMERICA BANK,
individually as a Lender

By:	/s/ Erica M. Krzeminski

Name: Erica M. Krzeminski
Title: Account Officer
Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 24, 2006
Mylan Laboratories, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION,
individually as a Lender

By:	/s/ Thomas C. Lillis

Name: Thomas C. Lillis
Title: Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 24, 2006
Mylan Laboratories, Inc.

UNION BANK OF CALIFORNIA, N.A.,
individually as a Lender

By:	/s/ Michael Tschida

Name: Michael Tschida
Title: Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of July 24, 2006
Mylan Laboratories, Inc.

EXHIBIT A
SCHEDULE 1.01A
APPLICABLE RATE
     The Applicable Rate means, for any day, with respect to any Eurocurrency Revolving Loan, or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Eurocurrency Spread” or “Facility Fee Rate”, as the case may be, based upon the Leverage Ratio applicable on such date:

	Eurocurrency	Facility Fee
Leverage Ratio:	Spread	Rate
Category 1: ≤ 1.00x	0.40%	0.100%
Category 2: > 1.00x but ≤ 2.00x	0.50%	0.125%
Category 3: > 2.00x but ≤ 3.00x	0.60%	0.150%
Category 4: > 3.00x but ≤ 3.50x	0.70%	0.175%
Category 5: > 3.50x but ≤ 4.00x	0.80%	0.200%
Category 6: > 4.00x	1.00%	0.250%
     For purposes of the foregoing,
     (i) if at any time the Borrower fails to deliver the Financials on or before the date the Financials are due, Category 6 shall be deemed applicable for the period commencing five (5) Business Days after the required date of delivery and ending on the date which is five (5) Business Days after the Financials are actually delivered, after which the Category shall be determined in accordance with the table above as applicable;
     (ii) except as otherwise provided in clause (iii) below, adjustments, if any, to the Category then in effect shall be effective five (5) Business Days after the Administrative Agent has received the applicable Financials (it being understood and agreed that each change in Category shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change).

EXHIBIT C
CONSENT AND REAFFIRMATION
     Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of July 24, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Mylan Laboratories, Inc., a Delaware corporation (the “Borrower”) the Lenders and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of March 26, 2007 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.
Dated March 26, 2007
[Signature Pages Follow]

     IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

BERTEK INTERNATIONAL, INC.

By:	/s/ Kristin A. Kolesar
Name: Kristin A. Kolesar
Title: Secretary

MLRE LLC

By:	/s/ David L. Kennedy
Name: David L. Kennedy
Title: Manager

MYLAN BERTEK PHARMACEUTICALS INC.

By:	/s/ Kristin A. Kolesar
Name: Kristin A. Kolesar
Title: Secretary

MYLAN INC.

By:	/s/ Kristin A. Kolesar
Name: Kristin A. Kolesar
Title: Secretary

MYLAN PHARMACEUTICALS INC.

By:	/s/ Kristin A. Kolesar
Name: Kristin A. Kolesar
Title: Secretary

UDL LABORATORIES, INC.

By:	/s/ Kristin A. Kolesar
Name: Kristin A. Kolesar
Title: Secretary

MYLAN HOLDING INC.

By:	/s/ Kristin A. Kolesar
Name: Kristin A. Kolesar
Title: Secretary

MP AIR, INC.

By:	/s/ Kristin A. Kolesar
Name: Kristin A. Kolesar
Title: Secretary

MYLAN CARIBE, INC.

By:	/s/ Kristin A. Kolesar
Name: Kristin A. Kolesar
Title: Secretary

MYLAN INTERNATIONAL HOLDINGS, INC.

By:	/s/ Kristin A. Kolesar
Name: Kristin A. Kolesar
Title: Secretary

MYLAN TECHNOLOGIES, INC.

By:	/s/ Kristin A. Kolesar
Name: Kristin A. Kolesar
Title: Secretary